UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)March 13, 2009.

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage

Abilene, Kansas 67410-2832

(Address of principal executive offices) (Zip Code)

(785) 263-3350

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2009, Duckwall-ALCO Stores, Inc. (the "Company") executed Incentive Stock Option Agreements, incorporated into this Item 5.02 by reference, related to the employment of certain Company officers.

The Incentive Stock Option Agreement for Ted Beaith, the Company's Senior Vice President and Chief Information Officer, allows Mr. Beaith to participate in the Company's Incentive Stock Option Plan dated May 22, 2003. Under the terms of this Agreement, Mr. Beaith is granted the right to buy 5,000 shares of the Company’s common stock at a price equal to $9.25 per share. The Grant Date of the options is March 13, 2009. The aforementioned options vest in four equal annual installments beginning March 13, 2010. The options shall expire five years from the Grant Date.

The Company entered into a similar Incentive Stock Option Agreement, incorporated into this Item 5.02 by reference, with Mr. Beaith on August 28, 2008, which was the date Mr. Beaith entered into a certain Employment Agreement with the Company. Under the terms of this Agreement, Mr. Beaith is granted the right to buy 10,000 shares of the Company’s common stock at a price equal to $14.08 per share. The Grant Date of the options was August 28, 2008. The aforementioned options vest in four equal annual installments beginning August 28, 2009. These options shall expire five years from the Grant Date.

The Incentive Stock Option Agreement for Donny Johnson, the Company’s Executive Vice President and Chief Financial Officer, also allows Mr. Johnson to participate in the Company's Incentive Stock Option Plan dated May 22, 2003. Under the terms of this Agreement, Mr. Johnson is granted the right to buy 10,000 shares of the Company’s common stock at a price equal to $9.25 per share. The Grant Date of the options is March 13, 2009. The aforementioned options vest in four equal annual installments beginning March 13, 2010. The options shall expire five years from the Grant Date.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is an Incentive Stock Option Agreement executed on March 13, 2009, by the Company and Mr. Beaith. Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is an Incentive Stock Option Agreement executed on August 28, 2008, by the Company and Mr. Beaith, the Company did not disclose this Agreement earlier as Mr. Beaith was not an executive officer at that time. Attached as Exhibit 99.3, and incorporated into this Item 7.01 by reference, is an Incentive Stock Option Agreement executed on March 13, 2009, by the Company and Mr. Johnson.

Item 9.01.	Exhibits.

(d) Exhibits

99.1	Incentive Stock Option Agreement dated March 13, 2009 between the Company and Mr. Beaith.
99.2	Incentive Stock Option Agreement dated August 28, 2008 between the Company and Mr. Beaith.
99.3	Incentive Stock Option Agreement dated March 13, 2009 between the Company and Mr. Johnson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: March 19, 2009	By:	/s/ Larry Zigerelli
Larry Zigerelli
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Incentive Stock Option Agreement dated March 13, 2009 between the Company and Mr. Beaith.
99.2	Incentive Stock Option Agreement dated August 28, 2008 between the Company and Mr. Beaith.
99.3	Incentive Stock Option Agreement dated March 13, 2009 between the Company and Mr. Johnson.